UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 28, 2006
                                                ______________________________



                      Abington Community Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


       Pennsylvania                       000-51077                02-0724068
______________________________________________________________________________
(State or other jurisdiction       (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



180 Old York Road, Jenkintown, Pennsylvania                          19046
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code   (215) 886-8280
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

     On March 28, 2006, (the "Notice Date") the Audit Committee of the Board of Directors of Abington Community Bancorp, Inc. (the "Company") notified Deloitte & Touche LLP that they had been dismissed as the Company's independent registered public accounting firm, effective immediately.

     On the Notice Date, the Audit Committee notified Beard Miller Company LLP that they had been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

     Deloitte & Touche LLP performed audits of the Company's consolidated financial statements for the years ended December 31, 2005 and 2004. Deloitte & Touche LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2005, and from December 31, 2005 through the effective date of Deloitte & Touche LLP's termination, there have been no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Deloitte & Touche LLP to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two years ended December 31, 2005, or through the effective date of Deloitte & Touche LLP's termination.

     The Company requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not Deloitte & Touche LLP agreed with the statements made by the Company set forth above, and if not, stating the respects in which Deloitte & Touche LLP did not agree. The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures. Deloitte & Touche LLP has furnished a letter addressed to the SEC dated April 3, 2006, a copy of which is attached hereto as Exhibit 16.

     During the two years ended December 31, 2005 and from December 31, 2005 through engagement of Beard Miller Company LLP as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted Beard Miller Company LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Deloitte & Touche
LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved

                                                                           2

to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  The following exhibit is included with this Report:

     Exhibit No.    Description
     -----------    -----------------------------------------------------

     16.0           Letter of Deloitte & Touche LLP, dated April 3, 2006






























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ABINGTON COMMUNITY BANCORP, INC.


                              By: /s/ Robert W. White
                                  --------------------------------
                                  Name:  Robert W. White
                                  Title: President and Chief Executive Officer
Date:  April 3, 2006
































                                      4

                               EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------------------------------------------------

     16.0           Letter of Deloitte & Touche LLP, dated April 3, 2006